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                                                                   Exhibit 10.17


                        Incentive Stock Option Agreement
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                              [FOR EMPLOYEES ONLY]

          AGREEMENT (this "Agreement") entered into as of the ____ day of ______________, ____ by and between Orbcomm Inc., a Delaware corporation (the "Company"), and the undersigned employee (the "Employee") of the Company.

          WHEREAS, pursuant to the Orbcomm Inc. Stock Option Plan (the "Plan"), the Company desires to grant to the Employee an option to acquire shares of Common Stock, par value $0.001 per share, of the Company ("Shares"); and

          WHEREAS, the Employee desires to accept such option subject to the terms and conditions of this Agreement.

          NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the Company and the Employee, intending to be legally bound, hereby agree as follows:

          1. Grant of Option. On the terms and conditions hereinafter set forth, the Company hereby grants to the Employee an option to purchase all (or any part) of ______ Shares (the "Option"). This Option is granted on _______________, ________ (the "Grant Date"). The Option is intended to be an Incentive Stock Option. This Option is granted pursuant to the Plan, and is governed by the terms and conditions of the Plan. All defined terms used herein, unless specifically defined in this Agreement, have the meanings assigned to them in the Plan.

          2. Exercise Price. The exercise price (the "Exercise Price") for the Shares covered by the Option will be $_______.

          3. Time of Exercise of Option.

          (a) The Option will become exercisable as follows:

               (i) [_____]% will be exercisable immediately;

               (ii) the remaining [_____]% will be exercisable at the rate of 6.25% per calendar quarter as of the last day of the calendar quarter coincident with or immediately following the Grant Date, until 100% of the Option will be exercisable on the last day of the calendar quarter immediately preceding or coincident with the fourth anniversary of the Grant Date.
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                         ORBCOMM INC. STOCK OPTION PLAN

          (b) Notwithstanding any other provision of this Agreement to the contrary, the Option will become immediately fully exercisable on the date of any Change of Control (as defined in the Plan), without regard to the satisfaction of any time-based criteria.

          4. Term of Options.

          (a) The Option will expire 10 years from the date hereof, but will be subject to earlier termination as provided below.

          (b) Upon ceasing to be an Employee,

               (i) the unexercisable portion of the Option hereby granted will terminate on the date of such termination of employment.

               (ii) the exercisable portion of the Option hereby granted will be treated as follows:

                    (A) Subject in each case to the repurchase rights described in Paragraph 5 below and the Shareholders' Agreement (defined below), if the Company terminates the Employee for any reason except for Cause or if the Employee voluntarily ceases to be an employee, the exercisable portion of the Option hereby granted will be exercisable for thirty days following the termination of employment, unless the Employee terminates employment because the Employee in Disabled or if the Employee dies, in which case, such Employee, or such Employee's personal representative, respectively, may exercise the exercisable portion of the Option hereby granted for three months following the termination of employment because the Employee is Disabled or has died.

                    (B) If the Employee is terminated for Cause, the exercisable portion of the Option hereby granted will terminate on the date of such termination of employment.

               (i) For purposes of this Agreement, "Cause" means the definition thereof contained in such Employee's employment agreement, if any, with the Company or any subsidiary of the Company, as the same may be amended from time to time and in effect or, in the event that no definition is so provided, any of the following: (A) the Employee's continued failure, whether willful, intentional or negligent, to perform substantially his duties (other than as a result of being Disabled); (B) dishonesty or gross negligence in the performance of the Employee's duties; (C) an act or acts on the Employee's part constituting a felony under the laws of the United States or any state thereof; (D) any willful act



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                         ORBCOMM INC. STOCK OPTION PLAN

     or omission on the Employee's part which is materially injurious to the financial condition or business reputation of the Company or any of its subsidiaries; or (E) the Employee has breached any provision or covenant contained in (x) the Employee's employment agreement, (y) the Shareholders Agreement among the Company, the Employee, and the other signatories thereto, if it has been executed by the Employee or (z) any other agreement between the Employee and the Company.

               (iv) For purposes of this Agreement, "Disabled" means, the Employee is terminated due to "Disability" within the meaning of Code
     Section 22(e).

          (c) If the aggregate Fair Market Value (determined on the date the Option is granted) of a Share subject to an Incentive Stock Option which is exercisable for the first time during any calendar year exceeds $100,000, then the portion of the Incentive Stock Option in excess of the $100,000 limitation will be treated as a Non-Statutory Stock Option.

          5. Repurchase Rights.

          (a) The Company has the right to repurchase the Shares acquired upon the exercise of Options for a period of three months after the Employee terminates employment or three months after the Shares for which the Option is exercised or acquired, whichever is later. The purchase price per Share payable is as follows:

               (i) if the Employee's employment ends because the Employee was terminated by the Company for Cause, the amount equal to the lesser of: (A) the Fair Market value of the Shares at the time of the termination of employment; and (B) the Exercise Price;

               (ii) if the Employee's employment ends because of a voluntary termination by the Employee and such termination occurs prior to expiration of the Holding Period (as defined in Section 5(b) below) for the Shares acquired through the exercise of the exercisable portion of the Option, the amount equal to the lesser of: (A) the Fair Market Value of the Shares at the time of the termination of employment; and (B) the Exercise Price;

               (iii) if the Employee's employment ends because of a voluntary termination by the Employee and such termination occurs after the expiration of the Holding Period (as defined in Section 5(b) below) for the Shares acquired through the exercise of the exercisable portion of the Option, the amount equal to the greater of:




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                         ORBCOMM INC. STOCK OPTION PLAN

(A) the Fair Market Value of the Shares at the time of the termination of employment; and (B) the Exercise Price;

               (ii) if the Employee's employment ends because the Employee terminates for any other reason (death, termination without Cause or because the Employee is Disabled) the amount equal to the greater of: (A) the Fair Market Value of the Shares at the time of the termination of employment; and (B) the Exercise Price.

          (b) For purposes of this Agreement, the Holding Period, is the third anniversary of the earlier of: (i) the date on which such Shares acquired through the exercise of the exercisable portion of the Option were first exercised; and or (ii) the date on which such Shares acquired through the exercise of the exercisable portion of the Option were first exercisable.

          6. Manner of Exercise of Option. The Option may be exercised by delivery, via first class mail, interoffice mail, fax or electronic mail of a Notice of Option Exercise and related forms to the Company stating the number of Shares with respect to which the Option is being exercised and accompanied by payment of an amount equal to the Exercise Price multiplied by the number of Shares being purchased pursuant to the Option (the "Total Exercise Cost") in cash or by check, bank draft or money order payable to the order of the Company or, subsequent to an Initial Public Offering, (i) through the delivery to the Company of Shares of Common Stock with an aggregate Fair Market Value on the date of exercise equal to the Total Exercise Cost, subject to such limitations and prohibitions as the Committee may adopt from time to time or (ii) through the delivery to the Company of an Authorization for Exercise of Options "Cashless" Exercise Form with irrevocable instructions to a broker to deliver promptly to the Company an amount equal to the Total Exercise Cost, subject to such limitations as the Committee may adopt from time to time or by any combination of the above methods of payment.

          7. Non-Transferability. The right of the Employee to exercise the Option (as and when exercisable) may not be assigned or transferred by the Employee other than by will or the laws of descent and distribution. The Option may be exercised and the Shares may be purchased during the lifetime of the Employee only by the Employee (or the Employee's legal representative in the event that the Employee's employment is terminated due to becoming "Disabled" within the meaning of Section 4(b)(iv) of this Agreement). Any attempted assignment or transfer, except as hereinabove provided, including without limitation any purported assignment, whether voluntary or by operation of law, pledge, hypothecation or other disposition contrary to the provisions hereof, or any levy of execution, attachment, trustee process or similar process, whether legal or equitable, upon the Option, will in each instance be null and void.




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                         ORBCOMM INC. STOCK OPTION PLAN

          8. Representation Letter and Investment Legend.

          (a) In the event that for any reason the issuance of the Shares to be issued upon exercise of an exercisable Option will not be effectively registered under the Securities Act of 1933, as amended (the "1933 Act"), upon any date on which the Option is exercised, the Employee (or the person exercising the Option pursuant to Section 6) will give a written representation to the Company in the form attached hereto as Exhibit A, and the Company will place the legend described in Exhibit A, upon any certificate for the Shares issued by reason of such exercise.

          (b) The Company will be under no obligation to qualify Shares or to cause a registration statement or a post-effective amendment to any registration statement to be prepared for the purpose of covering the issuance of Shares.

          9. Adjustments. Subject to Section 8 of the Plan, in the event of any change in the outstanding Shares by reason of an acquisition, spin-off or reclassification, recapitalization or merger, combination or exchange of Shares or other corporate exchange, Change of Control or similar event, or as required under any Option Agreement, the Committee may adjust appropriately the number or kind of Shares or securities subject to the Plan and available for or covered by Grants and Share prices related to outstanding Grants and make such other revisions to outstanding Grants as it deems are equitably required.

          10. No Special Employment Rights. Nothing contained in this Agreement will be construed or deemed by any person under any circumstances to bind the Company or any of its subsidiaries to continue the employment of the Employee for the period within which this Option may vest or for any other period.

          11. Rights as a Shareholder. The Employee will have no rights as a shareholder with respect to any Shares which may be purchased upon the vesting of this Option unless and until a certificate or certificates representing such Shares are duly issued and delivered to the Employee. If at any time during the term of the Option, the Company will be advised by its counsel that the Shares are required to be registered under the Securities Act or under applicable state securities laws, or that delivery of the Shares must be accompanied or preceded by a prospectus meeting the requirements of such laws, delivery of Shares by the Company may be deferred until a registration is effective or a prospectus is available or an appropriate exemption from registration is secured. Prior to an Initial Public Offering, the Employee will be required to enter into a shareholder agreement with the Company prohibiting the sale, transfer or assignment of the Shares without first offering the Shares to the Company and/or certain other stockholders, on a form provided by the Company, upon the exercise of any Option under the Plan.




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                         ORBCOMM INC. STOCK OPTION PLAN

          12. Withholding Taxes. The Employee hereby agrees, as a condition to any exercise of the Option, to provide to the Company an amount sufficient to satisfy its obligation to withhold certain federal, state and local taxes arising by reason of such exercise (the "Withholding Amount"), if any, by (a) authorizing the Company to withhold the Withholding Amount from the Employee's cash compensation, or (b) remitting the Withholding Amount to the Company in cash; provided that, to the extent that the Withholding Amount is not provided by one or a combination of such methods, the Company may at its election withhold from the Shares delivered upon exercise of the Option that number of Shares having a Fair Market Value equal to the Withholding Amount.

          13. Execution of Shareholders Agreement. The Employee acknowledges that, in connection with his prior or future purchase of Shares of the Company, he has previously executed and delivered that certain Shareholders Agreement, dated the date hereof, by and among the Company and the shareholders of the Company named therein (the "Shareholders Agreement"). The Employee further agrees that all Shares acquired by him upon exercise of the Option will be subject to the terms and conditions of the Shareholders Agreement, as the same may have been amended or modified in accordance with its terms.

          14. Lock-Up Agreements. The Employee agrees that in the event of an Initial Public Offering or any other offering of any securities of the Company, if the Company so requests, the Employee will enter into an agreement on terms and conditions satisfactory to the Company with the relevant underwriters of such transaction that provides that the Employee may not directly or indirectly offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, or otherwise dispose of or transfer the Shares or any other shares of the Company's Common Stock or securities convertible into or exchangeable or exercisable for such shares owned by the Employee, or enter into any swap or other arrangement that transfers, in whole or in part, the economic consequences of ownership of any such shares, for a period of up to one year after the date of the relevant prospectus.

          15. Delivery of Certificates. The Employee will have no interest in the Shares unless and until certificates for the Shares are issued following exercise of the Option.

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                         [Signatures on Following Page]




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                         ORBCOMM INC. STOCK OPTION PLAN

                                OPTION AGREEMENT

                           Counterpart Signature Page

          IN WITNESS WHEREOF, the Company has caused this Agreement to be executed, by its officer thereunto duly authorized, and the Employee has executed this Agreement, all as of the day and year first above written.

ORBCOMM INC.                            EMPLOYEE


By:
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Title:
       ------------------------------   Address:
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(print name)

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